UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): March 16, 2020

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2020, Unitil Corporation (the “Company”), announced the resignation of Christine L. Vaughan, Senior Vice President, Chief Financial Officer (“CFO”) and Treasurer, effective as of that date.

Also on March 16, 2020, the Company appointed Laurence M. Brock, 66, as the interim CFO and Treasurer, effective as of that date, until a new CFO and Treasurer has been named. Mr. Brock has been Unitil’s Controller and Chief Accounting Officer since June 2005, and was Vice President and Controller from 1995 until 2005. Mr. Brock is a Certified Public Accountant in the state of New Hampshire.

In accordance with Article VI of the Company’s by-laws, the term of office of each of the Company’s officers (including Mr. Brock) is until the first meeting of the Board of Directors after the next annual meeting of shareholders, and until such officer’s successor shall have been chosen and qualified.

In connection with Mr. Brock’s appointment, the Company amended Mr. Brock’s compensation (i) to increase his base salary from $272,218 to $290,594; (ii) to increase his target cash award under the Unitil Corporation Management Incentive Plan from 35% to 45% of his base salary; and (iii) to increase the value of his target restricted stock award under the Unitil Corporation Second Amended and Restated 2003 Stock Plan from 30% to 40% of his base salary.

Item 7.01	Regulation FD Disclosure

A press release announcing Ms. Vaughan’s resignation and Mr. Brock’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press Release dated March 16, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Laurence M. Brock
Name:	Laurence M. Brock
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: March 20, 2020